UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 26, 2002

PUMATECH, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

0-21709	77-0349154
(Commission File No.)	(IRS Employer Identification Number)

2550 North First Street, #500
San Jose, California 95131
(Address of Principal Executive Offices)

(408) 321-7650
(Registrant’s Telephone Number, Including Area Code)

Item 5.    OTHER EVENTS

On September 25, 2002, Pumatech, Inc. (“Pumatech”) issued a press release announcing that Bradley A. Rowe and M. Bruce Nakao have resigned from the Company’s board of directors effective immediately.

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a)    Exhibit.

Exhibit Number	Description
99.01	Press release issued by Pumatech, Inc. on September 25, 2002 announcing resignation of Bradley A. Rowe and M. Bruce Nakao from the Company’s board of directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2002	Pumatech, Inc.

	By:	/s/ KEITH KITCHEN
Keith Kitchen Vice President of Finance and Administration and Chief Accounting Officer (Principal Accounting and Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.01	Press release issued by Pumatech, Inc. on September 25, 2002 announcing resignation of Bradley A. Rowe and M. Bruce Nakao from the Company’s board of directors.